                                                                EXHIBIT 10.39

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

                                    INCOMNET, INC.
                 10% CONVERTIBLE SECURED DEBENTURE DUE APRIL 30, 1998

$ up to 185,000                                                January 20, 1998

     FOR VALUE RECEIVED, INCOMNET, INC., a California corporation (the "Company"), hereby promises to pay collectively to the order of Jeff Rubin, Alan Cohen and Robert Cohen (the "Original Holder"), or their registered assigns (collectively with the Original Holder, the "Holder") on April 30, 1998 (the "Maturity Date"), the principal amount of up to One Hundred Eighty-Five Thousand Dollars ($185,000), or, if less, the aggregate unpaid principal amount of all sums advanced under this Debenture, plus all accrued interest thereon. This Convertible Secured Debenture (the "Debenture") has been issued pursuant to that certain Convertible Debenture and Warrant Subscription and Security Agreement executed between the Original Holder and the Company dated as of January 5, 1998 (the "Agreement").

ARTICLE 1  DISBURSEMENT OF PRINCIPAL; INTEREST; METHOD OF PAYMENT; PRE-PAYMENT.

     SECTION 1.1 DISBURSEMENT OF PRINCIPAL TO THE COMPANY. Upon the date hereof, the Holder shall release to the Company One Hundred Thousand Dollars ($100,000) of the principal. Thereafter, the Company may call for the release of the remaining Eighty-Five Thousand Dollars ($85,000) ("Second Tranche") by executing the attached schedule hereto and providing the executed schedule to Jeff Rubin. The Second Tranche shall be released to the Company three (3) business days after receipt of the executed schedule.

     SECTION 1.2 INTEREST RATE. Interest shall accrue at a rate equal to ten percent (10%) per annum, computed on the basis of a year of three hundred sixty
(360) days for the actual number of days elapsed. After maturity (whether by acceleration or otherwise, and before as well as after judgment), all unpaid principal and interest shall bear interest until it is paid at eighteen percent (18%). All agreements between the Company and the Holder are expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid by the Company for the use, forbearance or detention of the indebtedness evidenced by this Debenture exceed the maximum amount permissible under applicable law. If from any circumstance the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount as would be excessive interest shall be applied to the reduction of the principal amount owing under this Debenture and not to the payment of interest.

     SECTION 1.3 METHOD OF PAYMENT. This Debenture must be surrendered to the Company free and clear of any and all claims, liens or encumbrances in order for the Holder to receive payment of the principal amount hereof. Subject to Articles 2 and 3 hereof, the Company shall pay the principal of and interest on this Debenture in United States dollars on the Maturity Date. Payments shall be subject to withholding (if any) under applicable United States Federal Internal Revenue Service Regulations. All payments shall be applied first to accrued interest and then to principal.

     SECTION 1.4 REQUIRED PRE-PAYMENT. The Company must repay the Debenture in full ten (10) days following the sale of assets of the Company from which the Company nets One Million Dollars ($1,000,000).

ARTICLE 2.  CONVERSION.

     SECTION 2.1    CONVERSION PRIVILEGE.

          (a) Subject to the terms and conditions of this Debenture, the Holder of this Debenture shall have the right, at any time prior to the Maturity Date, exercisable at one or more times, at its sole option, to convert all or a portion of this Debenture, including all accrued interest, into the common stock, par value $.01 per share ("Common Stock"), of the Company as specified herein. The number of shares of Common Stock issuable upon the conversion of this Debenture shall be determined by dividing the principal amount hereof to be converted by the Conversion Price (as defined in paragraph (b) of this Section
2.1 below) in effect on the conversion date and rounding the result to the next whole share.

          (b) The "Conversion Price" for each conversion shall equal the number obtained by multiplying .80 by the average Closing Bid Price of the Common Stock for the five (5) trading days immediately preceding the date of the Company's receipt of the Holder's Notice of Conversion (as described in Section 2.2) for such conversion (the foregoing number being hereinafter referred to as the "Market Price"); PROVIDED, HOWEVER, that in no event shall the Conversion Price exceed $1.09 per share of Common Stock. For purposes hereof, the "Closing Bid Price" shall mean the closing bid price on the Nasdaq Small Cap System published by the Nasdaq Stock Market or if no longer traded on the Nasdaq Small Cap, the closing bid price on the over-the-counter market or the principal national securities exchange on which the Common Stock is so traded, and if such closing bid prices are not available, the mean of the high and low prices on the principal national securities exchange, the over-the-counter market or the Nasdaq Stock Market on which the Common Stock is so traded.

     SECTION 2.2 CONVERSION PROCEDURE. To convert this Debenture into Common Stock the Holder must (a) complete and sign the Notice of Conversion attached hereto and (b) surrender the Debenture to the Company free and clear of any and all claims, liens and/or encumbrances. Except as otherwise provided herein, the date upon which the Company receives the completed Notice of Conversion (by recognized overnight courier, hand-delivery or facsimile, followed by hand-delivery or courier delivery within two (2) business days thereafter) is the Conversion Date, provided that the Company shall not be required to deliver or cause to be delivered a certificate for shares of Common Stock unless and until the Company receives the original Debenture. Within five (5) business days after receipt of the Notice of Conversion as aforesaid, provided the Company has received the original Debenture from the Holder, the Company shall deliver or cause to be delivered a certificate as specified in the Agreement for the number of shares of Common Stock issuable upon the conversion. The person in whose name the certificate representing shares of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of a Debenture that is to be converted in part, the Company shall issue to the Holder a new Debenture equal in principal amount to the unconverted portion of the Debenture surrendered.

     SECTION 2.3 FRACTIONAL SHARES. The Company shall not issue a fractional share of Common Stock upon the conversion of all or any portion of this Debenture. Instead, the Company shall round-up any fractional share to the next whole share.

     SECTION 2.4 TAXES ON CONVERSION. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issuance of Common Stock upon the conversion of this Debenture. The Holder, however, shall pay any such tax which is due because such shares are issued in a name other than its name.

     SECTION 2.5 COMPANY TO RESERVE STOCK. The Company shall reserve out of its authorized but unissued Common Stock for issuance as provided in the Agreement a sufficient number of shares of Common Stock. All shares of Common Stock which may be issued upon the conversion hereof shall be fully paid and nonassessable.

     SECTION 2.6 RESTRICTIONS ON TRANSFER. This Debenture and the Common Stock issuable upon the conversion hereof have not been registered under the Act and have been sold pursuant to an exemption under the Act. The Debenture may not be pledged, transferred or resold except pursuant to registration under or an exemption from, the Act. Any shares of Common Stock issued hereunder shall bear a restrictive legend similar to the legend set forth on the first page hereof.

ARTICLE 3. SECURITY. This Debenture shall be secured by the assets of AutoNETWORK, a division of the Company, as provided for in the Agreement, which security interest shall be in addition to all other rights and remedies granted to Holder in this Debenture, the Agreement, any other instrument or agreement relating thereto and any other applicable laws.

ARTICLE 4.  CERTAIN PAYMENTS.

     SECTION 4.1 REGISTRATION STATEMENT. In the event that the shares of Common Stock are not included in the Shelf Registration Statement (as defined in the Agreement) or in the Registration Statement (as defined in the Agreement), or if registered and freely tradeable shares of Common Stock are not otherwise made available by the Company to the Holder, this Debenture, or any portion hereof outstanding on and after the Conversion Date, shall bear interest at a rate per annum equal to eighteen percent (18%).

     SECTION 4.2 FAILURE TO CONVERT. In the event the Company breaches its obligation to deliver or cause to be delivered certificates for Common Stock under Section 2.2, the Company shall be required to make payment to the Holder of this Debenture within five (5) business days after each demand by the Holder, of an amount equal to One Thousand Dollars ($1,000) per day with respect to each One Hundred Thousand Dollars ($100,000) principal amount of this Debenture outstanding during such period as such breach continues.

     SECTION 4.3 RIGHTS AND REMEDIES. The rights and remedies provided to the Holder under Sections 4.1 and 4.2 above shall not limit any other rights and remedies afforded by law to the Holder.

ARTICLE 5.  RECAPITALIZATION, MERGERS, ETC.

     SECTION 5.1 RECAPITALIZATION GENERALLY. In case the Company, prior to the Maturity Date, shall (i) subdivide its outstanding Common Stock (including by means of a dividend or distribution on the Common Stock payable in Common Stock), (ii) combine its outstanding Common Stock into a smaller number of shares, or (iii) issue by capital reorganization or reclassification of its Common Stock (other than a subdivision or combination of its shares provided for above, a reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Article 5, or the issuance of any shares of Common Stock in connection with the acquisition of assets or the repayment of debt) any shares of Common Stock of the Company, the Conversion Price in effect thereafter shall be adjusted so that it shall equal the Market Price as adjusted to the extent necessary to reflect such action. An adjustment made pursuant to this subsection shall become effective retroactively immediately after the effective date in the case of a subdivision, combination or reclassification.

     SECTION 5.2 MERGERS. Until this Debenture is paid in full or has been converted into Common Stock, the Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under this Debenture and immediately after such transaction no Event of Default exists. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such assumption. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of, or in exchange for, Common Stock, then, as a condition of such merger, consolidation, sale or transfer the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article 5 with respect to the rights of the Holder upon and after such merger, consolidation, sale or transfer to the end that the provisions of this Article 5 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of this Debenture) shall be applicable after that event as nearly equivalently as may be practicable. Except as otherwise provided herein, the Conversion Price shall be the same as the applicable Conversion Price defined in Article 2 above.

ARTICLE 6.  REPORTS.

     The Company will mail to the Holder hereof at its address as shown on the Register (as defined in Section 8.2) a copy of any annual, quarterly or current report that it files with the Securities and Exchange Commission promptly after the filing thereof and a copy of any annual, quarterly or other report or proxy statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders.

ARTICLE 7.  DEFAULTS AND REMEDIES.

     SECTION 7.1 EVENTS OF DEFAULT. An "Event of Default" shall be deemed to have occurred if (a) the Company fails to pay the principal and all accrued interest thereon on the Maturity Date or upon any earlier date as provided herein, (b) the Company fails to issue and deliver or cause to be delivered Common Stock upon conversion, within the time period specified in Section 2.2,
(c) any of the representations or warranties made by the Company herein or in the Agreement shall be false or misleading, in any material respect, as of the date made, or (d) the Company breaches any of its agreements contained in the Agreement or this Debenture.

     SECTION 7.2 ACCELERATION. If an Event of Default occurs and is continuing, the Holder hereof by notice to the Company may declare the principal, and all interest thereon, of this Debenture to be immediately due and payable. Upon such declaration, the principal and all interest thereon shall be due and payable immediately without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law. The Company expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder and for the payment of all costs and reasonable legal fees incurred by the Holder in efforts to collect amounts due and payable hereunder, including, without limitation, the commencement and prosecution of any lawsuits.

ARTICLE 8.  REGISTERED DEBENTURES.

     SECTION 8.1 SERIES. This Debenture may be one of a numbered series of Debentures issued to the Holder and certain other parties and designated as "Convertible Secured Debentures Due April 30, 1998." Such Debentures are referred to herein collectively as the "Debentures."

     SECTION 8.2 RECORD OWNERSHIP. The Company shall maintain a register of the holders of the Debentures (the "Register") showing their names and addresses and the serial numbers and principal amounts of Debentures issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other form. The Company may treat the person named as the Holder of this Debenture in the Register as the sole owner of the Debenture. The Holder of the Debenture is the person exclusively entitled to receive notifications with respect to the Debenture, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

     SECTION 8.3 REGISTRATION OF TRANSFER. Transfers of this Debenture may be registered on the books of the Company maintained for such purpose pursuant to
Section 8.2 above (i.e., the Register). Transfers shall be registered when this Debenture is presented to the Company with a request to register the transfer hereof and the Debenture is duly endorsed by the Holder, reasonable assurances are given that the endorsements are genuine and effective, the Company has received a certificate from the Holder that it owns this Debenture free and clear of all claims, liens and/or encumbrances, and the Company has received evidence satisfactory to it that such transfer is rightful and in compliance with all applicable laws, including tax laws and State and Federal securities laws. When this Debenture is presented for transfer and duly transferred hereunder, it shall be canceled and one or more new Debentures showing the name(s) of the transferee(s) as the Holder(s) thereof shall be issued in lieu hereof. When this Debenture is presented to the Company with a reasonable request to exchange it for an equal principal amount of Debentures of other denominations, the Company shall make such exchange and shall cancel this Debenture and issue, in lieu thereof, Debentures having a total principal amount equal to this Debenture in the denominations requested by the Holder.

     SECTION 8.4 WORN AND LOST DEBENTURES. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company (which notice is actually received by the Company before it is notified that this Debenture has been acquired by a bona fide purchaser) and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form and with such proof or verification as the Company may request.

ARTICLE 9.  NOTICES.

     All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first class mail, overnight courier, or telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Article 9.

     All notices to the Company are to be directed to:

          INCOMNET, INC.
          21031 Ventura Boulevard, # 1100
          Woodland Hills, California  91364
          Attn:  Melvyn Reznick
          Telephone:  (818) 887-3400
          Telecopier:  (818) 587-5697

     with a copy (which shall not constitute notice) to:

          Law Office of Mark J. Richardson
          1200 Ocean Avenue, Suite 900
          Santa Monica, California  90401
          Attn:  Mark J. Richardson, Esq.
          Telephone:  (310) 393-9992
          Telecopier:  (310) 393-2004

     All notices to Holders are to be directed to each Holder as follows:

          c/o Jeff Rubin
          111 Deer Run
          Roslyn, New York  11577
          Telephone:  (516) 465-6901
          Telecopier:  (516) 465-7317

     with a copy (which shall not constitute notice) to:

          Camhy Karlinsky & Stein LLP
          1740 Broadway
          New York, New York  10019-4315
          Attn:  Robert S. Matlin, Esq.
          Telephone:  (212) 977-6600
          Telecopier:  (212) 977-8389

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; when receipt is acknowledged if telecopied.

ARTICLE 10.  TIMES.

     Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or a Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specific hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture.

ARTICLE 11.  RULES OF CONSTRUCTION.

     In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in this Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof. Wherever, in this Debenture, a determination of the Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.

ARTICLE 12.  NATURE OF THE OBLIGATION; RANK.

     No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Debenture at the time and place and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

ARTICLE 13.  GOVERNING LAW; JURISDICTION; WAIVER OF SERVICE OF PROCESS.

     The validity, terms, performance and enforcement of this Debenture shall be governed and construed by the provisions hereof and in accordance with the laws of the State of New York without regard to the laws governing conflicts of laws. The parties consent to the jurisdiction of the federal and state courts located in the State of New York, and agree that such courts shall have the exclusive jurisdiction to resolve any and all disputes that may arise with respect to this Debenture. The parties also agree that service of process may be satisfied by the delivery of such process as provided for the giving of notice pursuant to Article 9 of this Debenture, and such notice shall constitute good and sufficient service.

     IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.

                              INCOMNET, INC.


                              By:
                                 -------------------------
                                 Name:  Melvyn Reznick
                                 Title:   Chairman and CEO

                                       SCHEDULE


              DATE                     AMOUNT            ACKNOWLEDGEMENT
              ----                     ------            ---------------

        _______________               $100,000           _______________


        _______________               $                  _______________

NOTICE OF CONVERSION

            [To be completed and signed only upon conversion of Debenture]

     The undersigned, the Holder of this Debenture, hereby irrevocably elects to exercise the right to convert it into Common Stock, par value $.01 per share, of Incomnet, Inc. as follows:

[Complete if                                              Dollars ($         )*
less than all      ------------------------------------------------------------
of the
principal
amount is to be
converted]


[Signature must    ------------------------------------------------------------
be guaranteed      (Name of Holder of shares if different than registered
if registered      Holder of Debenture)
holder of stock
differs from
registered
Holder of
Debenture]

                   ------------------------------------------------------------
                   (Address of Holder of shares if different than address of registered Holder of Debenture)


                   ------------------------------------------------------------
                   (Social Security or EIN of Holder of shares if different than Holder of Debenture)


* If the principal amount of the Debenture to be converted is less than the entire principal amount thereof, a new Debenture for the balance of the principal amount shall be returned to the Holder of the Debenture. All notices to be transmitted by hand delivery, facsimile or overnight courier.

Date:--------------     Sign: -------------------------------------------------
                              (Signature must conform in all respects to name of Holder shown on face of Debenture)

                               ASSIGNMENT OF DEBENTURE

The undersigned hereby sell(s) and assign(s) and transfer(s) unto


-------------------------------------------------------------------------------
                      (name, address and SSN or EIN of assignee)


-------------------------------------------------------------------------------
                                (amount of Debenture)

of principal amount of the Debenture.


Date:--------------     Sign: -------------------------------------------------
                              (Signature must conform in all respects to name of Holder shown on face of Debenture)

                    CONVERTIBLE DEBENTURE AND WARRANT SUBSCRIPTION
                                AND SECURITY AGREEMENT
                                  OF INCOMNET, INC.


     THIS CONVERTIBLE DEBENTURE AND WARRANT SUBSCRIPTION AND SECURITY AGREEMENT (the "Agreement") is made and entered into as of the 5th day of January, 1998, by and among INCOMNET, INC., a California corporation ("Seller") and JEFF RUBIN, ALAN COHEN and ROBERT COHEN (collectively, the "Buyer"), providing for the purchase and sale of up to One Hundred Eighty-Five Thousand Dollars ($185,000) of certain convertible secured debentures of Seller (the "Debentures"), convertible into shares (the "Debenture Shares") of the common stock, par value $.01 per share (the "Common Stock") of Seller, bearing interest at ten percent (10%) per annum and eighteen thousand (18,000) warrants (the "Warrants") of Seller, each Warrant entitling Buyer to purchase one share (collectively, the "Warrant Shares") of Common Stock (the Debenture Shares and the Warrant Shares being hereinafter collectively referred to as the "Shares"). Seller and Buyers (collectively, the "Parties") hereby represent and agree as follows:

     1.   AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

          (i) Buyer hereby subscribes for Debentures having an aggregate principal amount of up to One Hundred Eighty-Five Thousand Dollars ($185,000) and eighteen thousand (18,000) Warrants. The Debentures shall be convertible into Shares in accordance with the terms set forth in the form of Debenture attached as Exhibit A to this Agreement. The Warrants shall entitle Buyer to purchase Shares in accordance with the terms of the form of Warrant attached as Exhibit B to this Agreement. In addition, Seller agrees to reset the exercise price of certain warrants held by Buyer as provided herein.

         (ii) The Debentures shall bear interest at ten percent (10%) per annum and shall mature on April 30, 1998. Subject to the terms and limitations contained in the Debentures, the Debentures shall be convertible into Shares at a price per Share (the "Conversion Price") equal to eighty percent (80%) of the average closing bid price of the Common Stock on the Nasdaq SmallCap Market for the five (5) trading days immediately preceding the date of requested conversion; PROVIDED, HOWEVER, that in no event shall the Conversion Price exceed $1.09 per share of Common Stock. Subject to the terms and limitations contained therein, the Warrants shall be exercisable at any time after Closing. Each Warrant shall entitle the holder thereof to purchase one Share at the closing bid price of a share of Common Stock as reported on the Nasdaq SmallCap Market on the date immediately prior to the date of this Agreement (the "Exercise

     Price"); PROVIDED, HOWEVER, that in no event shall the Exercise Price exceed $1.09 per share of Common Stock.

          (iii) Buyer shall pay the aforesaid principal amount as the purchase price subscribed for by it by check or wire transfer of immediately available, Federal funds in United States dollars against counter-delivery of the Debentures and Warrants by Seller.

     2.   SECURITY INTEREST

     To secure timely payment and the due performance of all obligations, whether now existing or hereafter arising, of Seller to Buyer arising under or out of or in any way connected with this Agreement and the Debentures, and all instruments, agreements and documents executed, issued and delivered pursuant thereto, including, without limitation, the payment in full of the principal of the Debentures and all accrued interest thereon, and the conversion of the entire Debentures, all hereinafter collectively referred to as the "Obligations", Seller hereby assigns, pledges, hypothecates, transfers, sets over and delivers unto Buyer, and grants to Buyer, a first lien on and security interest in the Collateral. "Collateral" shall mean all right, title and interest of Seller in the assets of AutoNETWORK, a division of Seller, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, without limitation, all goods, equipment, inventory, bank accounts, contracts, documents, chattel paper, accounts receivable, intellectual property, general intangibles, claims, books and records pertaining to such Collateral, all substitutions and replacements therefore, all products and proceeds thereof and all proceeds of insurance thereon.

     3.   BUYERS' REPRESENTATIONS AND COVENANTS.

     Buyer represents, warrants and covenants to Seller as follows:

          (i) This Agreement has been duly authorized, validly executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable in accordance with its terms, subject to general principles of equity and of bankruptcy or other laws affecting the enforcement of creditors' rights;

          (ii) Buyer is purchasing the Debentures and Warrants for its own account for investment purposes only and not with a view towards distribution. Buyer understands and agrees that it must bear the economic risks of its investment for an indefinite period of time. Buyer has received and carefully reviewed copies of the Public Documents (as defined in Section 4). Buyer understands that the offer and sale of the Debentures and Warrants are being made only by means of this Agreement. No representations or warranties have been made to Buyer by Seller, the officers or directors of Seller, or any agent, employee or affiliate of any of them, except as specifically set forth herein. Buyer is aware that the purchase of the Debentures and Warrants involves a high degree of risk and that it may sustain, and has the financial ability to sustain, the loss of its entire investment. Buyer has had the opportunity to ask questions of, and receive answers satisfactory to it from, Seller's management regarding Seller. Buyer understands that no federal or state governmental authority has made any finding or determination relating to the fairness of an investment in the Debentures and Warrants and that no federal or state governmental authority has recommended or endorsed, or will recommend or endorse, the investment herein. Buyer, in making the decision to purchase the Debentures and Warrants subscribed for, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties. Buyer has significant assets and upon consummation of the purchase of the Debentures and Warrants will continue to have significant assets exclusive of the Debentures and Warrants. Buyer has not been organized for the sole purpose of acquiring the Debentures and Warrants;

          (iii) Buyer is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act");

          (iv) Buyer understands that the Debentures and Warrants are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of Buyer set forth herein in order to determine the applicability of such provisions;

          (v) Buyer has not employed any investment banker, broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement;

          (vi) Buyer understands that neither the Debentures, the Warrants, nor the Shares have been registered under the Securities Act and therefore it cannot dispose of any or all of the Debentures, the Warrants or the Shares unless and until such Debentures, Warrants or Shares, as the case may be, are subsequently registered under the Securities Act or exemptions from such registration are available, it being understood that subject to certain limitations, only the Shares shall be registered by Seller. Buyer acknowledges that a legend substantially as follows will be placed on the certificates representing the Debentures, the Warrants and the Shares:

     THE SECURITIES REPRESENTED HEREBY ARE RESTRICTED SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED

     THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SECURITIES WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE ISSUER THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

          (vii) Buyer acknowledges that the security interest granted hereby shall terminate when all of the Obligations have been satisfied in full, at which time Buyer shall execute and deliver to Seller all Uniform Commercial Code termination statements and similar documents prepared by Seller which it shall reasonably request to evidence such termination.

     4.   SELLER'S REPRESENTATIONS AND COVENANTS.

     Seller represents, warrants and covenants to Buyer as follows:

          (i) Seller has been duly incorporated and is validly existing and in good standing under the laws of the State of California, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify is not reasonably anticipated to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of Seller and its subsidiaries taken as a whole;

          (ii) Seller has registered shares of its Common Stock pursuant to
     Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of the Exchange Act, and the Common Stock is quoted on the Nasdaq SmallCap Market (trading symbol ICNT);

          (iii) Seller has furnished Buyer with copies of Seller's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "Commission"), all Forms 10-Q and 8-K filed thereafter and all other filings made with the Commission after the filing of the most recent Form 10-K (collectively, the "Public Documents"). The Public Documents at the time of their filing did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

          (iv) At the Closing, the Debentures and the Warrants shall be duly authorized and validly issued, and each of them shall be enforceable in accordance with their terms (subject to general principles of equity and bankruptcy, fraudulent conveyance, preference and other laws affecting creditors' rights generally). The Shares, when issued and delivered upon conversion of the Debentures or exercise of the Warrants, will be duly and validly authorized and issued, fully paid and nonassessable, free from all encumbrances and restrictions other than restrictions on transfer imposed by applicable securities laws and/or this Agreement, and will not subject the holders thereof to personal liability by reason of being such holders. Seller has reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Debentures and exercise of the Warrants. There are no preemptive rights of any shareholder of Seller with respect to the Debentures, the Warrants or the Shares;

          (v) This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement of Seller enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Seller has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder;

          (vi) The execution and delivery of this Agreement (including the grant of the security interest created hereby), the issuance of the Debentures, the Warrants and the Shares (upon conversion of the Debentures and the exercise of the Warrants), and the consummation of the transactions contemplated by this Agreement by Seller, will not conflict with or result in a breach of or a default under any of the terms or provisions of, Seller's certificate of incorporation or By-laws, or of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets is bound, any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over Seller, or any of its properties or assets or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Seller or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject;

          (vii) No authorization, approval, filing with or consent of any governmental body is required for the issuance and sale of the Debentures, the Warrants or the Shares (upon conversion of the Debentures or the exercise of the Warrants) as contemplated by this Agreement, except as may be required under the securities or blue sky laws of the various states;

          (viii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the actual knowledge of Seller (without inquiry), threatened, against or affecting Seller, or any of its properties, which would reasonably be anticipated to result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of Seller and its subsidiaries, taken as a whole, except as disclosed in the Public Documents;

          (ix) Seller shall issue the Debentures as directed by Buyer. Seller shall issue the Warrants as directed by Buyer. Upon conversion of the Debentures or the exercise of the Warrants, Seller will issue one or more certificates representing the Shares in the name of Buyer, with a legend (if applicable) substantially in the form specified by Section 3(vi) above, and in such denominations to be specified by Buyer prior to conversion or exercise, as the case may be;

          (x) Seller has not employed any investment banker, broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement;

          (xi) Seller has agreed to reimburse Buyer for its legal fees and expenses of up to Five Thousand Dollars ($5,000). Such amount shall be deducted from the proceeds of the Debentures;

          (xii)     Seller grants Buyer, for a period of one hundred eighty
     (180) days from the date hereof (the "Period"), a right of first refusal (the "Right") with respect to any other raising of funds, through the issuance of equity, debt or a combination thereof (a "Financing"). If Seller intends to do a Financing, then it shall give notice to Buyer who shall have twenty-one (21) days from the receipt of the notice to determine if Buyer shall provide the requested Financing. If Buyer does not provide the Financing, this shall not waive Buyer's Right with respect to other proposed Financings during the Period;

          (xiii) Seller acknowledges that as of the date hereof there are one hundred five thousand (105,000) warrants outstanding held by Buyer (the "Outstanding Warrants") and agrees that the exercise price of such Outstanding Warrants shall be adjusted as follows: (x) fifty thousand (50,000) Outstanding Warrants shall be exercisable at an exercise price of Three Dollars and 50/100 ($3.50) per share; and (y) the remaining fifty-five thousand (55,000) Outstanding Warrants shall be exercisable at an exercise price of Two Dollars ($2.00) per share. Seller shall immediately issue new warrants to Buyer reflecting such adjustment;

          (xiv) AutoNETWORK is a division of Seller, and Seller is the legal and equitable owner of the Collateral, free and clear of all liens, encumbrances, restrictions or adverse claims;

          (xv) By virtue of the execution and delivery by Seller of this Agreement, Buyer will obtain a valid, legal and perfected first priority lien upon and security interest in the Collateral as security for the repayment of the Obligations to the extent that such lien relates to collateral in which a security interest can be granted under the Uniform Commercial Code ("Code") and perfected under the Code by the filing of financing statements, free and clear of all liens;

          (xvi) Seller shall (x) not sell, transfer, assign, pledge, hypothecate or in any manner terminate, modify or change the terms or conditions of the Collateral, (y) keep the Collateral free of liens, security interests and adverse claims, and (z) defend the Collateral against the claims and demands of all persons;

          (xvii) Seller, in its name or in the name of AutoNETWORK or otherwise, will execute and deliver to Buyer all financing statements and amendments thereto, and such additional conveyances, assignments, agreements, instruments and other documents, and do such further acts and things, as are from time to time reasonably requested by Buyer in order to perfect and to maintain and protect its security interest in the Collateral and to enable Buyer to exercise and enforce its rights and remedies hereunder with respect to the Collateral, and in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto Buyer its rights and remedies hereunder;

          (xviii)   Seller will permit Buyer or any representative thereof to
     inspect any books and records relating to the Collateral upon reasonable notice and at reasonable times; and

          (xix) Seller acknowledges that the security interest granted hereby shall terminate when all of the Obligations have been paid in full.

     5.   REGISTRATION.

     Seller hereby agrees to amend its current registration statement (the "Shelf Registration Statement") to include all Shares or, if Seller, at its sole discretion, determines that such amendment is impracticable, to make available to Buyer shares of Common Stock registered thereunder which are freely tradeable. In the event that Seller cannot amend such registration statement or make available to Buyer shares of Common Stock registered thereunder, it will file within thirty (30) days from a demand of Buyer, a registration statement (the "Registration Statement") under the Securities Act on Form S-3, covering all the Shares. Seller shall use its best efforts to cause the Registration Statement to become effective within sixty (60) days after the date of filing of the Registration Statement. The Registration Statement shall be a "shelf" registration statement for purposes of Rule 415 under the Securities Act, and Seller shall maintain its effectiveness until the earlier of (x) three (3) years from the date the Registration Statement has been declared effective and (y) the date all the Shares have been sold. In furtherance of the foregoing, Seller shall, as expeditiously as possible:

          (i) before filing a registration statement or prospectus or any amendments or supplements thereto (x) furnish to one counsel selected by Buyer copies of all such documents proposed to be filed, and (y) notify Buyer and such counsel of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (ii) prepare and file with the Commission such amendments and supplements to any registration statement and the prospectus included therein as may be necessary to keep such registration statement effective until the earlier of (x) the date the distribution described in the Registration Statement is completed and (y) the date all Shares shall otherwise have been sold (but not before the expiration of the period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

          (iii) furnish to Buyer and any underwriter of the Shares to be included in the Registration Statement, copies of such Registration Statement as filed and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as Buyer may reasonably request in order to facilitate the disposition of the Shares owned by Buyer;

          (iv) use its reasonable best efforts to register or qualify the Shares under such other securities or blue sky laws of such jurisdictions as Buyer or any underwriter of the Shares reasonably requests, and do any and all other acts which may be reasonably necessary or advisable to enable Buyer to consummate the disposition in such jurisdictions of the Shares; PROVIDED that Seller will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(iv), (y) subject itself to taxation in any such jurisdiction, or (z) consent to general service of process in any such jurisdiction;

          (v) use its reasonable best efforts to cause the Shares covered by such Registration Statement to be registered with or approved by such other governmental agencies or other authorities as may be necessary by virtue of the business and operations of Seller to enable Buyer to consummate the disposition of the Shares;

          (vi) notify Buyer and any underwriter of the Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act (even if such time is after the period referred to in Section 5(ii)), of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading;

          (vii) make available for inspection by Buyer, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by Buyer or any such underwriter (collectively, the "Inspectors"), all financial and other pertinent records and pertinent corporate documents of Seller (collectively, the "Records"), and cause Seller's officers, directors and employees to supply all information reasonably requested by any such Inspector, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, in connection with such Registration Statement. Records or other information which Seller determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records or other information is necessary to avoid or correct a misstatement or omission in the Registration Statement, or (y) the release of such Records or other information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Buyer shall, upon learning that disclosure of such Records or other information is sought in a court of competent jurisdiction, give notice to Seller and allow Seller, at Seller's expense, to undertake appropriate action to prevent disclosure of the Records or other information deemed confidential;

          (viii) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Shares to be so included in the Registration Statement; and

          (ix) use its reasonable best efforts to cause all the Shares to be quoted on the Nasdaq SmallCap Market System.

     Seller may require Buyer to furnish to Seller such information regarding the distribution of the Shares as Seller may from time to time reasonably request in writing. Buyer agrees to timely cooperate with Seller in connection with the preparation and filing of the Registration Statement and to promptly furnish to Seller such information regarding Buyer and the distribution of the Shares as reasonably requested by Seller. Buyer represents and warrants that no information furnished in writing to Seller will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

     Buyer agrees that, upon receipt of any notice from Seller of the happening of any event of the kind described in Section 5(vi) hereof, Buyer will forthwith discontinue disposition of the Shares pursuant to the Registration Statement until Buyer's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(vi) hereof, and, if so directed by Seller, Buyer will deliver to Seller (at Seller's expense) all copies, other than permanent file copies then in Buyer's possession, of the prospectus covering the Shares current at the time of receipt of such notice. In the event Seller shall give any such notice, Seller shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(vi) hereof to and including the date when Buyer shall have received the copies of the supplemented or amended prospectus contemplated by
Section 5(vi) hereof.

     6.   EXPENSES OF REGISTRATION.

     All expenses incurred in connection with the registration of the Shares contemplated by this Agreement, excluding underwriters' discounts and commissions and the fees of Buyer's counsel in connection with the registration process, but including, without limitation, all registration, filing and qualification fees, word processing, duplicating, printers, and Seller's accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), exchange listing fees or National Association of Securities Dealers fees, messenger and delivery expenses, all fees and expenses of complying with securities or blue sky laws and fees and disbursements of counsel for Seller shall be paid by Seller. Buyer shall bear and pay any underwriting commissions and discounts applicable to the Shares offered for its account and the fees of its counsel in connection with any registrations, filings and qualifications made pursuant to this Agreement.

     7.   INDEMNIFICATION AND CONTRIBUTION
          IN CONNECTION WITH REGISTRATION.

          (i) Subject to Buyer's obligation to indemnify Seller as provided in
     Section 7(ii), Seller agrees to indemnify, to the full extent permitted by law, Buyer, its officers, directors, employees, shareholders, attorneys and agents and each person who controls Buyer (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in any Registration Statement, (including any prospectus or preliminary prospectus constituting a part thereof) or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading. Seller will also indemnify any underwriters of the Shares, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Buyer.

          (ii)In connection with any Registration Statement (pursuant to which the Shares are to be registered), Buyer will furnish promptly to Seller in writing such information with respect to Buyer as Seller reasonably requests for use in connection with any such Registration Statement or amendment thereof or supplement thereto and agrees to indemnify, to the extent permitted by law, Seller, its officers, directors, employees, shareholders, attorneys and agents and each person who controls Seller (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement, (including the prospectus or preliminary prospectus constituting a part thereof) or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to Buyer furnished or required to be furnished by Buyer. Notwithstanding the foregoing, the liability of Buyer under this Section 7(ii) shall be limited to an amount equal to the gross proceeds of the Shares sold by Buyer under the Registration Statement, unless such liability arises out of or is based on the gross negligence and/or willful misconduct of Buyer.

          (iii) Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation for which such person will or may claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claims with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld and/or delayed). Failure by such person to provide said notice to the indemnifying party shall in and of itself not create liability except to the extent of any injury directly resulting therefrom. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          (iv) If, for any reason, the indemnity provided for in this Section 7 is unavailable to, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (x) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (y) if the allocation provided by clause (x) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied (or required to be supplied) by, such indemnifying party or indemnified parties, and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(iii), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               The Parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7(i) and (ii) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7.

          (v) The provisions of this Section 7 shall survive any termination of this Agreement.

     8.   REMEDIES IN CASE OF EVENT OF DEFAULT.

     Upon the occurrence and during the continuance of an Event of Default (as defined in the Debenture), whether or not all of the Obligations shall have become due and payable, in addition to its rights under the Debenture:

          (i) Buyer shall have all of the rights and remedies with respect to the Collateral of a secured party under the Code as in effect in the State of New York (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted (and Seller agrees at its sole expense to take all such action as may be necessary, appropriate or requested by Buyer to give effect to such right);

          (ii) Buyer in its discretion may, in its name or in the name of Seller or AutoNETWORK or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

          (iii) Buyer may, upon ten (10) days' prior written notice to Seller, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Buyer, sell, lease, assign or otherwise dispose of all or part of such Collateral, at such place or places as Buyer deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and Buyer or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) of Seller, any such demand, notice and right or equity being hereby expressly waived and released. Buyer may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. Seller shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Buyer is entitled;

          (iv) Except as otherwise provided herein, Seller hereby appoints Jeff Rubin ("Rubin") the attorney-in-fact of Seller, and Rubin hereby accepts such appointment, which appointment is irrevocable and coupled with an interest, for the purposes of carrying out the provisions of this Agreement or taking any action or executing any instrument which Rubin may deem necessary or advisable to accomplish the purposes hereof; and

          (v) The proceeds of any sale of Collateral pursuant to Section 8(iii) hereof, as well as any Collateral consisting of cash, shall be applied by Rubin in the following order of priority with respect to an Event of
     Default:

               FIRST, to the extent not theretofore paid, to pay all fees, costs and expenses of Rubin incurred in connection with the performance of his duties hereunder, including reasonable attorneys' fees and expenses and all costs and expenses incurred by Rubin in connection with his entering upon, taking possession of, holding, operating, managing, selling or otherwise disposing of the Collateral or any part thereof, any and all taxes, assessments or other charges of any kind pertaining to any lien on any Collateral which Rubin has determined in good faith to pay or which Rubin has paid pursuant to directions of Buyer;

               SECOND, to the payment in full of all unpaid interest on the Debentures PRO RATA among the holders thereof in accordance with the principal amount of outstanding Debentures held by them;

               THIRD, to the payment in full of the unpaid principal amount of the Debentures PRO RATA among the holders thereof in accordance with the principal amount of outstanding Debentures held by them;

               FOURTH, to the payment in full of all other Obligations (other than those referred to above), PRO RATA among the Buyers in accordance with the aggregate amount of the Obligations owing to such Buyers; and

               FIFTH, the balance, if any, to Seller or such other person or persons as are entitled thereto.

     9.   TRANSFER OF RIGHTS AND OBLIGATIONS.

     The rights and obligations of Buyer under this Agreement (including the registration rights with respect to the Shares) may be assigned to any person; PROVIDED that such transfer may otherwise be effected in accordance with applicable securities laws; PROVIDED FURTHER, that Buyer shall give Seller written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; PROVIDED FURTHER, that such transferee shall agree in writing, in form and substance satisfactory to Seller, to be bound by the provisions of this Agreement; and PROVIDED FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by such transferee is restricted under the Securities Act. With respect to the foregoing, in the event of any such transfer by Buyer, such transferee (of the rights and obligations of Buyer hereunder) shall thereafter be deemed to be Buyer hereunder.

     10.  INDEMNIFICATION BY BUYER.

     In addition to the indemnification provisions contained in Section 7 hereof, Buyer hereby agrees to indemnify and hold harmless Seller and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, or under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact made by Buyer, (ii) any omission or alleged omission of a material fact with respect to Buyer or (ii) any breach of any representation, warranty or agreement made by Buyer in this Agreement.

     11.  DELIVERIES AT CLOSING.

          (i)  Buyer shall make the following deliveries to Seller at the
     Closing: payment of the purchase price as provided in Section 1(iii).

          (ii) Seller shall make the following deliveries to Buyer at the
     Closing: (x) deliver in the name of Buyer certificates for the Debentures and the Warrants; and (y) file the appropriate financing statements under the Code.

     12.     MISCELLANEOUS.

          (i) WAIVER. No failure on the part of Buyer to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Buyer preclude any other or further exercise thereof of the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. Any waiver by any Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasion shall not be considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. The Parties shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such Parties.

          (ii) SECURITY INTEREST ABSOLUTE. All rights of Buyer hereunder, the grant of a security interest in the Collateral and all obligations of Seller hereunder shall be absolute and unconditional irrespective of (x) any lack of validity or enforceability of any agreement with respect to any of the Obligations or any agreement or instrument relating to any of the foregoing, (y) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from this Agreement, the Debentures or any other agreement or instrument, or (z) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Seller in respect of the Obligations or in respect of this Agreement.

          (iii) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws.

          (iv) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Parties consent to the jurisdiction of the federal and state courts located in the State of New York, and agree that such courts shall have the exclusive jurisdiction to resolve any and all disputes, claims or controversies arising out of or concerning this Agreement. The Parties also agree that service of process may be satisfied by the delivery of notice of such process as set forth in Section 12(vii) and that such delivery shall constitute good and sufficient service.

          (v) FACSIMILE SIGNATURE; COUNTERPARTS. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (vi) FEES AND EXPENSES. Each of the Parties agrees to pay its own expenses incident to this Agreement and the performance of its obligations hereunder, including, but not limited to, the fees and expenses of each such Party's legal counsel; PROVIDED, HOWEVER, that if Seller shall default under the Agreement, Debentures or Warrants, Seller agrees to pay all reasonable costs and expenses of Buyer in connection with the enforcement of Seller's obligations under the Agreement, Debentures and Warrants including, without limitation, the reasonable fees and expenses of Buyer's counsel (whether or not suit is instigated).

          (vii) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12.

                    if to Seller:

                    Incomnet, Inc.
                    21031 Ventura Boulevard, # 1100
                    Woodland Hills, California 91364
                    Attn:  Melvyn Reznick
                    Telephone:  (818) 887-3400
                    Telecopier:  (818) 587-5697

                    with a copy (which shall not constitute notice) to:

                    Law Office of Mark J. Richardson
                    1200 Ocean Avenue, Suite 900
                    Santa Monica, California 90401
                    Attn: Mark J. Richardson, Esq.
                    Telephone:  (310) 393-9992
                    Telecopier:  (310) 393-2004

                    if to Buyer, to Buyer c/o Jeff Rubin at such address as is set forth on the signature page hereto, with a copy (which shall not constitute notice) to:

                    Camhy Karlinsky & Stein LLP
                    1740 Broadway
                    New York, New York 10019-4315
                    Attn:  Robert S. Matlin, Esq.
                    Telephone:  (212) 977-6600
                    Telecopier:  (212) 977-8389

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; when receipt is acknowledged, if telecopied.

          (viii) SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, no Party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal and unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          (ix) HEADINGS. The headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          (x) ENTIRE AGREEMENT. This Agreement together with the Exhibits and Schedules hereto constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior oral or written proposals or agreements relating thereto. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the Parties.


     IN WITNESS WHEREOF, this Agreement was duly executed as of the date first written above.

                    INCOMNET, INC.


                    By:
                         -----------------------
                         Name:  Melvyn Reznick
                         Title: Chairman and CEO

                    Address:  21031 Ventura Boulevard, # 1100
                              Woodland Hills, California  91364
                    Telephone:  (818) 887-3400
                    Telecopier:  (818) 587-5697


                    JEFF RUBIN, ALAN COHEN AND ROBERT COHEN


                    By:
                         -----------------------
                         Jeff Rubin
                    Address:  111 Deer Run
                              Roslyn, New York  11577
                    Telephone:  (516) 465-6901
                    Telecopier:  (516) 465-7317